                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:


[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            WEB PRESS CORPORATION

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(s) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] NO FEE REQUIRED.

  [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(1) AND 0-11.


       (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

        (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                              WEB PRESS CORPORATION

                             22023 68th Avenue South

                             Kent, Washington 98032
                -------------------------------------------------

                    Notice of Annual Meeting of Shareholders

                            to be held June 22, 2001
                -------------------------------------------------


To Our Shareholders:

The Annual Meeting of the shareholders of Web Press Corporation (the "Company") will be held at the Company's offices at 22023 68th Avenue South, Kent, Washington at 10:00 a.m., local time, on Friday, June 22, 2001, for the following purposes:

               1. To elect seven persons to the Board of Directors of the Company to serve until the election of their successors now scheduled to occur at the 2001 Annual Meeting of the shareholders;

               2. To transact such other business as may properly come before the meeting.

A proxy statement containing information regarding the above item appears on the following pages. The Company's 2000 Annual Report on Form 10-KSB is enclosed.

The record of shareholders entitled to receive notice of and to vote at the Annual Meeting was determined as of the close of business on May 4, 2001.

We have enclosed a proxy card that will enable you to vote your shares on the issues to be considered at the meeting. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and then return it to the Company in the enclosed envelope as soon as conveniently possible. If you wish to vote in favor of the agenda item in accordance with the Board of Director's recommendation, you need not mark your vote on the proxy but need only sign, date, and return it to the Company.

Management sincerely appreciates your support. We hope to see you at the Annual Meeting.

                                    By Order of the Board of Directors,

                                    /s/ Craig L. Mathison

                                    Craig L. Mathison
                                    Secretary


May 15, 2001
Kent, Washington



        ----------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!

           Please mark, date and sign the enclosed proxy and promptly return it to the Company in the enclosed envelope.

        ----------------------------------------------------------------

                              WEB PRESS CORPORATION
                             22023 68th Avenue South
                             Kent, Washington 98032


                                    --------


                          PROXY STATEMENT FOR THE 2001
                       ANNUAL MEETING OF THE SHAREHOLDERS


INTRODUCTION

The 2001 Annual Meeting of shareholders of Web Press Corporation (the "Company") will be held at 10:00 a.m., local time, on Friday, June 22, 2001, at the Company's offices at 22023 68th Avenue South, Kent, Washington.

This proxy statement is being distributed in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting. The Company intends to commence distribution of this proxy statement and the materials that accompany it on May 22, 2001. Except as otherwise expressly indicated, all information herein is provided as of May 4, 2001. Solicitation pursuant to this proxy statement may be followed by personal solicitation of certain shareholders by Management.

Each shareholder of record is invited to use the proxy card which accompanies this proxy statement to vote on (or to abstain from voting on) the proposal to be presented at the Annual Meeting. For the reasons indicated elsewhere in this proxy statement, Web Press' Board of Directors recommends that shareholders vote FOR the agenda item on the proxy card. A shareholder who desires to vote on the matter in accordance with the Board's recommendation need, however, only date, sign and return the enclosed proxy card. The Company requests that the dated and signed proxy be returned as soon as possible.

The record of shareholders entitled to receive notice of and to vote at the Annual Meeting was determined as of the close of business on May 4, 2001 (herein called the "record date"). At that time, 3,105,413 shares of Web Press common stock were outstanding. Each share of the common stock entitles its holder to one vote.

ELECTION OF DIRECTORS

The Company's Board of Directors has nominated seven individuals for election to the Board to serve until the 2002 annual shareholders' meeting or until their successors are elected and qualified. The nominees are Gary B. Palmer, Rufus M. Sprague, Patrick F. Dunn, Edwin P. Beierlorzer, Alan W. White, Rolynn G. Mercer, and Roy B. Thompson. All of the nominees are presently members of the Board. If, on account of death or any other unforeseen contingency, any of such nominees should not be available for election, then the Board of Directors will either (i) reduce the size of the Board to eliminate the position for which the person was nominated or (ii) nominate a new candidate for election to the Board in place of the person unable to serve and vote in favor of the new candidate all shares covered by management proxies on which authority to vote for management nominees has not been generally withheld. Any such changes will be announced at the Annual Meeting but no advance notice of such change will be mailed or otherwise provided to the shareholders.

Management recommends that you vote for the nominees named above for election to the Board of Directors.

The Board has determined that seven directors (two outside directors and five members of management) are adequate, and the Board does not intend, at this time, to increase the size of the Board to the maximum of nine members allowed by the Company's By-laws.

The following table identifies the seven persons nominated by the Board of Directors for election to the Board at the 2001 Annual Meeting and with respect to each person named shows: (i) his age; (ii) his principal business experience during the past five years (including all positions and offices held with the Company); and (iii) the year in which he first became a member of the Board of Directors.

                                    Experience During                           Director
Name                        Age     Past Five Years                               Since
----                        ---     -------------------------                   --------
G.B. Palmer                  53     President since                             12/20/96
                                    December 20, 1996.
                                    Director of Manufacturing
                                    September 1990 to
                                    December 20, 1996.

R.M. Sprague                 61     Founder and owner                            1/30/97
                                    Sprague Metal Co.,
                                    a manufacturer of
                                    sheet metal products.

P.F. Dunn                    52     Tax Manager with the State                   2/25/97
                                    and Local Division, Amazon.com
                                    since July 2000.  Prior to that he
                                    was with the Boeing Company, a
                                    Washington based aerospace pro-
                                    duct manufacturer, in various
                                    financial positions since 1973.

                                    Experience During                           Director
Name                        Age     Past Five Years                               Since
----                        ---     -------------------------                   --------
E.P. Beierlorzer            61      Vice President of Engineering                6/27/97
                                    since November 1997.
                                    Director of Engineering from
                                    June 1997 to November 1997.
                                    Consultant from July 1996 to
                                    June 1997.  Chief engineer
                                    with Ecopak division, Ranpak
                                    Corporation, a manufacturer
                                    of packaging material and
                                    equipment, from August 1992 to
                                    June 1996

A.W. White                  46      Vice President of Purchasing                 6/27/97
                                    since November 1997.
                                    Purchasing manager since 1976.

R.G. Mercer                 59      Vice President of Manufacturing              6/27/97
                                    since November 1997.  Director
                                    of manufacturing December 1996
                                    to November 1997.  Production
                                    manager August 1990 to December
                                    1996.

R.B. Thompson               60      Vice President of Technical                  6/27/97
                                    Services since November 1997.
                                    Customer service manager
                                    October 1985 to November 1997.

FUNCTIONS AND MEETINGS OF THE BOARD OF DIRECTORS
AND ITS COMMITTEES

The Board of Directors has the ultimate authority for the management of the Company's business and objectives. The Board selects the Company's executive officers, delegates responsibilities for the conduct of Company operations to those officers, and monitors their performance. The Board of Directors held one meeting during 2000. All of the incumbent directors attended more than 75% of the total board and committee meetings.

A number of important functions of the Board of Directors are performed by the committees which are comprised solely of members of the Board. The Board has designated two committees: an Audit Committee and a Compensation Committee. The Board as a whole appoints members to these committees, from among the outside directors, at the first meeting of the Board that occurs after the election to the Board of Directors. The Board retains the power to change at any time the authority or responsibility delegated to each committee or the members serving on such committee.

The Audit Committee performs the following principal functions: It recommends to the Board of Directors the firm of independent public accountants to audit the Company's financial statements for each fiscal year; reviews with the Company's independent auditors the general scope of their audit services; reviews the nature and extent of the non-audit services supplied by the Company's independent auditors; reviews with the independent auditors the results of their audit; reviews reports and recommendations made to the Committee by company personnel and by independent auditors; reviews programs to monitor accounting practices and the effectiveness of internal accounting controls; reviews exceptions to such programs as are brought to its attention; approves the fees for services rendered by the independent auditors; and consults with management as it deems appropriate on the results of its reviews. The current members of the audit committee are P.F. Dunn and R.M. Sprague. The Committee met once in 2000.

The Compensation Committee reviews remuneration and recommends to the Board of Directors any changes in remuneration (including salaries, options, commissions, bonuses, fringe benefits, and incentive compensation) for the officers and managers of the Company. The current members of the Compensation Committee are R.M. Sprague and P.F. Dunn. The Committee met once in 2000.

The Board of Directors does not have a standing committee responsible for nominating persons to become directors.

COMPENSATION OF EXECUTIVE OFFICERS IN THE YEAR ENDED
DECEMBER 31, 2000

The following table sets forth the aggregate total cash compensation accrued during the fiscal years ended December 31, 2000, 1999, and 1998 for the Chief Executive Officer of the Company.

                               Annual Compensation

                                                            Long-Term      All Other
Name/Principal                       Salary      Bonus     Compensation   Compensation
   Position                Year        ($)        ($)          ($)             ($)
-------------------        ----      ------      -----     ------------   ------------
G. B. Palmer               2000      95,000      2,392          0               0
President/General          1999      85,625      1,317          0               0
Manager/Director           1998      72,500        0            0               0

The Compensation Committee established a base salary for the president of $95,000 per year effective June 1, 1999. The president also participated in a performance bonus program covering all employees.

Directors who are not employees of the Company are paid an annual retainer of $1,000, $500 per year for participation on the audit or compensation committees, and $50 per meeting.

No officer, director, nominee or associate of any officer, director, or nominee was indebted to the Company in an amount in excess of $60,000 at any time during the fiscal year ended December 31, 2000.

AUDIT COMMITTEE REPORT FOR FISCAL YEAR 2000

The Audit Committee reports to and acts of behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors.

In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from the Company and its management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be filled by the independent auditors for those services (as shown on page 12 of this Proxy Statement). The Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

The Committee has discussed with the Company's internal financial management and independent auditors, with and without management present, their evaluations of the Company's financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors on March 16, 2001, and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareowner ratification, the selection of the Company's independent auditors.

(The foregoing report was furnished by Messrs. Dunn (Chairman) and Sprague.)

COMPENSATION COMMITTEE REPORT ON FISCAL YEAR 2000
EXECUTIVE COMPENSATION

The Company's Compensation Committee regularly meets once each year and holds special meetings as required. The Committee is currently composed of two outside directors, R.M. Sprague, its Chairman, and P.F. Dunn. The Committee is responsible for reviewing and approving compensation and benefit programs that cover officers and key executives of the Company. This includes oversight of salary levels and salary changes for corporate officers, annual bonus plan award and payment decisions, stock options, change of control agreements, and any other forms of remuneration. In addition, the Committee evaluates performance of management, considers management succession, and deals with other matters related to senior management.

The Committee, in reviewing compensation packages including salaries, commissions, bonuses and stock options for its officers and key executives, uses periodic compensation surveys by such consulting firms as Milliman & Robertson Consulting, Washington Employer's, and Panel's Officer Compensation Report. It also considers S.E.C. and annual report information concerning compensation received by officers of similar companies, as well as information received from executive placement firms.

The Company's compensation program for its President is stated in the section next above. The Compensation Committee has determined that such compensation is consistent with competitive conditions for chief executive officers considering the degree of responsibility, knowledge and experience involved, as well as the nature and size of the corporation.

The Company's Vice President of Sales receives commission income only, but is permitted to draw against commissions during the course of the year.

The remainder of the officers and directors are under no formal compensation agreements but all are paid based on the competency, skills, and experience required by their positions. The Compensation Committee has determined that all are being compensated reasonably and fairly.

The Compensation Committee expects that all compensation paid by the Company to its executive officers will be within the limits of deductibility under Section 162(m) of the Internal Revenue Code.

(The foregoing report was furnished by Messrs. Sprague (Chairman) and Dunn.)

SHAREHOLDER RETURN PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's Smallcap 600 Index, and the Standard & Poor's Machinery-Diversified Index for the period of five years commencing December 31, 1995 and ending December 31, 2000. The graph assumes that $100 was invested on December 31, 1995 in each of the Company's Common Stock, the Standard & Poor's Smallcap 600 Index, and the Standard & Poor's Machinery-Diversified Index and that all dividends were reinvested. This data was furnished by Standard & Poor's Compustat Services, Inc.

Note that "Shareholders' Return" is measured by changes in the market price of stock adjusted for dividends paid. Since Web Press Corporation stock is very thinly traded, the market price of its stock does not, in management's opinion, accurately reflect the value and performance of the Company.

Web's performance should be measured against other companies in the printing press manufacturing industry; however, figures for Web's competitors are not available. The Standard & Poor's figures are believed to be the most nearly comparable, but they do not provide a direct comparison with companies in the printing press manufacturing industry.

                               [PERFORMANCE GRAPH]


- Assumes that the value of investments in Web Press Corporation common stock and each index stock was $100 on December 1, 1995 and that all dividends were invested.

                                   BASE                          INDEXED RETURNS
                                   PERIOD                         YEARS ENDING
              COMPANY/INDEX        DEC-95      DEC-96      DEC-97      DEC-98     DEC-99      DEC-00
====================================================================================================
WEB PRESS CORP                       100       117.19       64.76      188.11     135.69      101.76
S&P SMALLCAP 600 INDEX               100       121.32      152.36      150.37     169.02      188.96
MACHINERY (DIVERSIFIED)-500          100       124.64      164.88      137.22     162.23      155.64

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 4, 2001, information with respect to the beneficial ownership of common stock of the Company by each person who is known by the Company to have owned beneficially more than 5% of the Company's common stock, and by each of its executive officers and directors, and by its executive officers and directors as a group:

                                                                               Percent
Name and Address                            Shares Owned                       Of Class
----------------                            ------------                       --------
Alan W. White                                 551,400                           17.76%
3025 196th Ave. Ct. E
Sumner, WA 98390

Rolynn G. Mercer                              520,667(1)                        16.77%
23326 51st Avenue South
Kent, WA  98032

Roy B. Thompson                               513,000(2)                        16.52%
3901 NE 22
Renton, WA  98056

Gary B. Palmer                                264,833                            8.53%
285 Mt. Rainier Pl.
Issaquah, WA  98027

Edwin P. Beierlorzer                          256,500                            8.26%
4714 - 161 Ave. SE
Bellevue, WA  98006

William F. Carmody                            155,800(3)                         5.02%
10826 Auburn Ave. S
Seattle, WA  98178

Rufus M. Sprague                               63,200                            2.04%
417 Milwaukee Blvd. N.
Pacific, WA  98047

Charles A. Gath                                 6,000(4)                          .19%
640 Jasmine Pl. N.W.
Issaquah, WA  98027

Patrick F. Dunn                                   -0-                              *
9768 Waters Ave. S
Seattle, WA  98118

                                                                               Percent
Name and Address                            Shares Owned                       Of Class
----------------                            ------------                       --------
Craig L. Mathison                                 -0-                               *
9553 49th Avenue N.E.
Seattle, WA  98115

All Directors and Officers
 as a Group (9 persons)                     2,175,600                           70.06%

*  Less than 1%

(1)     Includes 73,894 shares owned by Mr. Mercer's wife.

(2)     Includes 54,605 shares owned by Mr. Thompson's wife.

(3) Includes 800 shares held as custodian for Mr. Carmody's child as to which he disclaims beneficial ownership.

(4) Includes 1,000 shares held as custodian for Mr. Gath's grandchild as to which he disclaims beneficial ownership.

R.M. Sprague, a Director of the Company and owner of Sprague Metal Company, has an ongoing relationship with the Company as a supplier of sheet metal products and other miscellaneous parts. This relationship is expected to continue in the future. During the fiscal year ended December 31, 2000, the Company purchased parts costing $131,915 from the Sprague Metal Company. The Company's management negotiates purchase orders and prices for the items purchased. Management believes the prices paid are competitive with other sources.

APPOINTMENT OF AND SERVICES PERFORMED
BY INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP audited the Company's financial statements for the year ended December 31, 2000. This firm has audited the consolidated financial statements of the Company since 1994. A representative of the firm will be present at the Annual Meeting with the opportunity to make a statement if he/she so desires, and will be available to respond to appropriate questions raised orally at the meeting or submitted to the Company's Secretary before the meeting.

With the recommendation of the Audit Committee, the Board of Directors has appointed Grant Thornton LLP to audit the Company's financial statements for the year ending December 31, 2001.

During fiscal year 2000, Grant Thornton LLP not only acted as the independent auditors for the Company and its subsidiary (work related to auditing the annual financial statements for the fiscal year 2000 and reviewing the financial statements included in the Company's Forms

10-QSB), but also rendered on their behalf other services, including litigation support services, tax-related services, and other accounting and auditing services. The following table sets forth the aggregate fees billed or expected to be billed by Grant Thornton LLP for audit services rendered in connection with the financial statements and reports for fiscal year 2000 and for other services rendered during fiscal year 2000 on behalf of the Company, as well as all "out-of-pocket" costs incurred in connection with these services, which have been or will be filled to the Company:

        Audit fees including review of the tax returns for the year 2000        $44,864
        Financial information systems design and implementation                       0
        All other fees:
           Tax services                                                         $ 3,350
           Litigation support services                                            2,425
                                                                                -------
           Total all other fees                                                 $ 5,775
                                                                                =======

GENERAL INFORMATION

                             Quorum and Adjournments

A majority of the voting power represented by the common stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting of shareholders.

All management proxies grant authority to vote the shares covered thereby: (i) to adjourn the Annual Meeting of shareholders until a quorum can be obtained or for any other reason deemed desirable by management; (ii) to set the time at which the meeting will be held after any such adjournment; and (iii) on all issues which come up for vote at the meeting whenever it is held after any such adjournment.

              Voting of Proxies Solicited by the Board of Directors

All shares of common stock represented by any proxy card in the accompanying form which is completed as directed on the accompanying proxy card or in any other manner reasonably satisfactory to the Company and which is received by the Company in time to permit voting (a "management proxy") will be voted as directed on such proxy and, in the absence of such directive, will be voted FOR the election as directors of the Company of the persons nominated by the Board of Directors. Under applicable law, the seven persons who receive the greatest number of votes cast for election of directors will be elected. Abstention from voting for one or more directors will have the practical effect of voting against such director or directors since it will mean fewer votes for approval. Broker non-votes will have the same effect.

Management of the Company does not know of any matter that will be presented for action at the 2001 Annual Meeting in addition to the matter identified in this proxy statement. All shares covered by management proxy will be voted with respect to any other matter not described in this proxy statement, which is properly brought before the meeting, in accordance with the judgment of the proxies.

                             Revocability of Proxies

Any proxy may be revoked by the person or persons giving it at any time before it has been exercised at the meeting by giving notice of revocation to the Company's Secretary in writing or by voting by ballot at the meeting.

              Section 16(a) Beneficial Ownership Report Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires that certain of the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

Based solely on its review of the copies of such forms received by the Company, the Company believes that, in 2000, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                               Solicitation Costs

This proxy statement has been issued in connection with the solicitation of proxies by the Board of Directors. The Company will pay the cost of the preparation and mailing of this proxy statement and all other costs in this proxy solicitation.

                           2001 Shareholder Proposals

In order for a proposal by any shareholder to be included in the proxy statement and form of proxy which will be issued by the Company in connection with the 2002 Annual Meeting of shareholders, the proposal (i) must be delivered in writing to the Company's Secretary at 22023 68th Ave., South, Kent, Washington, 98032 not later than February 15, 2002 and (ii) must satisfy the conditions established by the Securities and Exchange Commission as necessary to entitle such proposal to be included in the proxy statement and form of proxy.

                             Reports to Shareholders

The Company has mailed this proxy statement and a copy of its 2000 Annual Report on Form 10-KSB to each shareholder entitled to vote at the meeting. Included in the 2000 Annual

Report on Form 10-KSB are the Company's consolidated financial statements for the fiscal year ended December 31, 2000.


THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                    By order of the Board of Directors,

                                    /s/ Craig L. Mathison

May 15, 2001                        Craig L. Mathison
Kent, Washington                    Secretary

PROXY                                                                      PROXY


                             WEB PRESS CORPORATION
                     22023 68TH AVE. SOUTH, KENT, WA 98032
          -----------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 22, 2001
          -----------------------------------------------------------
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints G.B. Palmer or C.L. Mathison as Proxy, in the order named and each with the power to appoint his substitute, and hereby authorizes the Proxy to represent and to vote, as designated below, all the shares of common stock of Web Press Corporation held of record by the undersigned on May 4, 2001, at the Annual Meeting of Shareholders to be held on June 22, 2001 or any adjournment thereof.

                         DATE AND SIGN ON REVERSE SIDE

-------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                                                                                    PLEASE MARK
                                                                                                                    YOUR CHOICES [X]
                                                                                                                     LIKE THIS
                         FOR                   WITHHOLD          NOMINEES: G.B. Palmer, R.M. Sprague, P.F. Dunn,
                  ALL NOMINEES BELOW          AUTHORITY                    E.P. Belerlorzer, A.W. White, R.G. Mercer,
                  (EXCEPT AS MARKED        TO VOTE FOR ALL                 R.B. Thompson
1. ELECTION OF     TO THE CONTRARY)     NOMINEES LISTED BELOW    (INSTRUCTION: To withhold authority to vote for any
   DIRECTORS             [ ]                     [ ]             individual nominee strike a line through the
                                                                 nominees's name in the list above).

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come         FOR AGAINST ABSTAIN
   before the meeting.                                                                                           [ ]   [ ]     [ ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, if no direction is made, this Proxy will be voted for the nominees named in Item 1.

Please sign exactly as name appears above. When shares are held by joint tenants or spouses, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ___________________________, 2001

Signature

______________________________________
Signature if held jointly

    PLEASE MARK, SIGN, DATE AND
   RETURN THE PROXY CARD PROMPTLY
      IN THE ENCLOSED ENVELOPE
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                                                      - FOLD AND DETACH HERE -